THE OBERWEIS FUNDS

                         SUPPLEMENT DATED APRIL 23, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2002


         Effective as of the close of business on May 30, 2003, the Oberweis Micro-Cap Portfolio will be closed for investment, except that existing shareholders as of the close of business on May 30, 2003, who own shares of the Micro-Cap Portfolio through a qualified retirement plan account (e.g., IRAs and other tax-advantaged retirement plans, such as 401(k) Plans and 403(b)(7) Plans) and participants in qualified retirement plans that offer the Micro-Cap Portfolio as an investment option may continue to invest in the Micro-Cap Portfolio. In addition, all existing shareholders of the Micro-Cap Portfolio as of the close of business on May 30, 2003 will be permitted to reinvest any dividends, capital gains or distributions in additional shares of the Micro-Cap Portfolio.

         Investors may be required to demonstrate eligibility to purchase shares of the Micro-Cap Portfolio before an investment is accepted. The Micro-Cap Portfolio may resume sales of shares to other existing shareholders and new investors at some future date.




April 23, 2003



                               THE OBERWEIS FUNDS
                         951 Ice Cream Drive, Suite 200
                          North Aurora, Illinois 60542
                                 1-800-245-7311